UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2008

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01               Entry Into a Material Definitive Agreement

On April 15, 2008, Red Robin International, Inc. (“RRI”), a wholly owned subsidiary of Red Robin Gourmet Burgers, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Dane County Robins, Inc., Minnesota Robins, Inc., and Hennepin County Robins, Inc. (collectively, the “Sellers”), for the acquisition of eleven franchised Red Robin® restaurants in the states of Wisconsin and Minnesota.  Subject to the fulfillment of customary conditions precedent, RRI expects to close on the acquisition of the eleven restaurants early in the second quarter of 2008.

The purchase price for the acquisition is $20.9 million, subject to certain working capital adjustments.  The purchase price will be paid in cash, funded through borrowings under RRI’s existing credit facility.

Simultaneously with the execution of the Agreement and pursuant to the terms of a Stock Purchase Agreement, RRI acquired the outstanding stock of North Central Wisconsin Robins, Inc. (“NCW”), an affiliate of the Sellers, in exchange for $247,000 in cash and the assumption of indebtedness in the amount of $849,878.29.  NCW owned one franchised restaurant that is currently under construction and expected to open in May 2008.

Forward-Looking Statements

Certain information and statements contained in this Current Report on Form 8-K are forward-looking statements.  These forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts.  These statements may be identified without limitation, by the use of forward-looking terminology such as “expects,” “expected to,” “subject to,” “will be” or comparable terms or the negative thereof.  All forward-looking statements included in this report are based on information available to the Company on the date hereof.  Such statements speak only as of the date hereof and we undertake no obligation to update any such statement to reflect events or circumstances arising after the date hereof.  These statements are based on assumptions believed by us to be reasonable, and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the statements.  These risks and uncertainties include, but are not limited to, the following: delays associated with or failure to obtain governmental and third-party consents, RRI’s ability to successfully complete the acquisition; the ability to successfully integrate the acquired restaurants; changes in availability of capital or credit facility borrowings; the ability to complete construction and opening activities related to the acquired restaurant in a timely manner, if at all; and other risk factors described from time to time in the Company’s 10-Q and 10-K filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2008

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Annita M. Menogan
Name: Annita M. Menogan
Title: Chief Legal Officer